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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
  Alliance Gaming Corporation:

     We consent to the incorporation by reference in this registration statement of Alliance Gaming Corporation on Form S-4 of our report dated February 13, 1996, on our audits of the consolidated financial statements of Bally Gaming International, Inc. We also consent to the reference to our firm under the caption "Experts".

                                          COOPERS & LYBRAND L.L.P.
Las Vegas, Nevada
October 7, 1997